UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04448
______________________________________________

UBS Master Series Inc.
______________________________________________________________________________
(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 51 West 52nd Street New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq. Dechert LLP 1775 I Street, N.W. Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2007

Item 1. Reports to Stockholders.

UBS Money Market Fund
Annual Report
February 28, 2007

UBS Money Market Fund

April 16, 2007

Dear shareholder,
We are pleased to present you with the annual report for UBS Money Market Fund (the “Fund”) for the fiscal year ended February 28, 2007.

Performance
The seven-day current yield for the Fund’s Class A shares as of February 28, 2007, was 4.39%, down from 4.40% (after fee waivers and/or expense reimbursements) on August 31, 2006. (Yields for all share classes over various time periods are shown in “Performance and portfolio characteristics at a glance” on page 5.)	UBS Money Market Fund

Investment goal:
Maximum current income consistent with liquidity and conservation of capital.

Portfolio managers:
Michael H. Markowitz
UBS Global Asset Management (Americas) Inc.

Commencement:
Class A—July 1, 1991
Class B—September 26, 1986
Class C—July 14, 1992

Dividend payments:
Monthly
An interview with portfolio manager Michael H. Markowitz
Q.	How would you describe the economic environment during the reporting period?
A.	After a prolonged period of overall solid growth, the US economy produced mixed results, with evidence of a slowdown apparent as the fiscal year drew to a close. Gross domestic product (or GDP-the market value of all goods and services produced within a country in a given period of time) increased a sharp 5.6% in the first quarter of 2006, its largest gain in nearly three years. However, second quarter GDP growth came in at 2.6%, followed by third and fourth quarter numbers of 2.0% and 2.5%, respectively.

This period of more moderate growth was attributed to several factors, including the delayed impact of rising short-term interest rates, high oil prices, the troubled automotive sector, and the cooling of the once red-hot housing market. However, employment growth and corporate earnings were relatively strong, and commodity prices decreased midway through the reporting period, easing the pressure on consumers.

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment?
A.	At the beginning of the fiscal year in March 2006, the Fed continued its tightening campaign. It raised the federal funds rate (the interest rate banks charge each other for overnight loans) by 25 basis points

UBS Money Market Fund

(0.25%) on three separate occasions, bringing it to 5.25% by August 2006.

In early August, the Fed paused in what had been a series of 17 consecutive rate hikes stretching back to June 2004. The Fed then held rates steady for the duration of the review period, indicating that future rate movements would be data-dependent, as it attempts to keep the economy growing at a reasonable pace and to ward off inflation. While the Fed remains focused on the risks of rising inflation, we currently expect the pause to continue through at least the first half of 2007.

Q.	How did you position the Fund’s portfolio during the reporting period?
A.	At the beginning of the reporting period, we generally focused on a “bulleted” strategy by targeting securities with very specific maturities. We sought to hold securities that matured shortly before Fed meetings, allowing us to lock in higher yields after each rate increase, which was helpful to performance.

In the middle of the reporting period, following the Fed’s pause, we de-emphasized this strategy. As the future direction of short-term interest rates became less certain, we selectively purchased securities maturing within three to six months, among other investments.

Later in the reporting period, we began using a “barbell” strategy. While we continued to buy shorter-term securities, we also sought to extend the portfolio’s weighted average maturity with longer-term securities maturing within nine to 13 months. We did this to ensure that the portfolio would continue to benefit from any increases in interest rates, while remaining insulated in the event of a potential easing in the fed funds rate, which did not occur during the period.

Q.	What types of securities did you emphasize over the period?
A.	The Fund maintained relatively large positions in commercial paper throughout the reporting period. Commercial paper is a short-term obligation issued by a corporation or other entity to finance short-term credit needs. We also found repurchase agreements attractive. Essentially, repurchase agreements are contracts in which the seller of a security agrees to buy it back at a predetermined time and price, or upon demand. While we maintained this strategy throughout the reporting period, during the second half of the period, we also bought securities with longer maturities in order to extend the portfolio’s weighted

UBS Money Market Fund

average maturity. As always, we selected the Fund’s holdings with an eye toward liquidity and quality.

Q.	What factors do you believe will affect the Fund over the coming months?
A.	Despite turbulence in global capital markets late in the reporting period, we believe that the economy is on track to continue to grow at a trendlike rate. We will continue to monitor the factors likely to play a role in the Fed’s future decisions on interest rates, including inflation and the overall strength of the economy. At the time of this writing, we believe that the unemployment picture is healthy, and that the cooling housing market is unlikely to cause a recession. We plan to watch inflation closely, and remain alert to the ways that strains in the subprime mortgage market could impact the rest of the economy.

UBS Money Market Fund

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp
President
UBS Money Market Fund
Head of the Americas
 UBS Global Asset Management (Americas) Inc.

Michael H. Markowitz
Portfolio Manager
UBS Money Market Fund
Managing Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended February 28, 2007. The views and opinions in the letter were current as of April 16, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advis or regarding your personal investment program.

*	Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

UBS Money Market Fund

Performance and portfolio characteristics at a glance (unaudited)

Seven-day current yield*	02/28/07	08/31/06	02/28/06

Class A shares	4.39%	4.40%	2.44%

Class B shares	3.89	3.90	1.94

Class C shares	3.96	3.91	2.02

Characteristics	02/28/07	08/31/06	02/28/06

Weighted average maturity**	53 days	30 days	46 days

Average credit quality	First tier	First tier	First tier

Net assets (mm)	$22.8	$24.2	$13.8

Portfolio composition***	02/28/07	08/31/06	02/28/06

Repurchase agreements	38.7%	39.7%	16.8%

Commercial paper	31.8	34.3	37.1

US government agency obligations	11.0	11.6	15.6

Short-term corporate obligations	9.3	5.8	16.7

Certificates of deposit	9.0	8.8	13.4

Money market funds	—	—	1.4

Other assets less liabilities	0.2	(0.2)	(1.0)

Total	100.0%	100.0%	100.0%

*	Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.
**	The Fund is actively managed and its weighted average maturity will differ over time.
***	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.

An investment in UBS Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

UBS Money Market Fund

Statement of net assets—February 28, 2007

Principal amount (000)		Maturity dates		Interest rates		Value

US government agency obligations—11.06%

$200	Federal Home Loan Mortgage Corp.	03/15/07		3.750%		$199,888

2,350	Federal Home Loan Mortgage Corp.	03/20/07	to	5.000	to
		09/18/07		5.160	[1]	2,324,395

Total US government agency obligations (cost—$2,524,283)						2,524,283

Certificates of deposit—8.98%

Banking-non-US—4.60%
250	Bank of Tokyo-Mitsubishi UFJ Ltd.	08/08/07		5.360		250,000

500	Barclays Bank PLC	01/18/08		5.360		500,000

300	Natexis Banque	06/29/07		5.275		300,000

						1,050,000

Banking-US—4.38%
250	American Express Centurion Bank	03/19/07		5.410	[2]	250,115

500	Citibank N.A.	05/15/07		5.310		500,000

250	US Bank N.A.	03/30/07		5.290	[2]	250,018

						1,000,133

Total certificates of deposit (cost—$2,050,133)						2,050,133

Commercial paper[1]—31.78%

Asset backed-miscellaneous—6.77%
500	Alpine Securitization	05/02/07		5.250		495,479

318	Kitty Hawk Funding Corp.	04/12/07		5.270		316,045

336	Old Line Funding Corp.	03/22/07		5.270		334,967

400	Windmill Funding Corp.	03/01/07		5.250		400,000

						1,546,491

Asset backed-securities—9.00%
600	Cullinan Finance Corp.	04/26/07		5.240		595,109

525	Grampian Funding LLC	04/23/07	to	5.200	to
		05/22/07		5.210		519,823

453	Scaldis Capital LLC	04/20/07		5.210		449,722

500	Solitaire Funding LLC	07/23/07		5.200		489,600

						2,054,254

UBS Money Market Fund

Statement of net assets—February 28, 2007

Principal amount (000)		Maturity dates	Interest rates	Value

Commercial paper[1]—(concluded)

Banking-non-US—3.70%
$250	Bank of Ireland	04/10/07	5.160%	$248,567

350	Depfa Bank PLC	04/30/07	5.180	346,978

250	Westpac Banking Corp.	04/05/07	5.250	248,724

				844,269

Banking-US—8.47%
100	Bank of America Corp.	05/01/07	5.180	99,122

500	ING (US) Funding LLC	11/02/07	5.140	482,438

200	Santander Central Hispano
	Finance Delaware, Inc.	03/14/07	5.240	199,622

662	Societe Generale N.A., Inc.	04/12/07	5.240	657,953

500	UniCredito Delaware, Inc.	05/24/07	5.230	493,898

				1,933,033

Brokerage—1.73%
400	Morgan Stanley	06/14/07	5.170	393,968

Finance-non captive diversified—2.11%
500	General Electric Capital Corp.	11/09/07	5.150	481,904

Total commercial paper (cost—$7,253,919)				7,253,919

Short-term corporate obligations[2]—9.29%

Banking-non-US—3.29%
500	Nationwide Building Society[3]	04/20/07	5.480	500,294

250	Westpac Banking Corp.[3]	05/25/07	5.420	250,053

				750,347

Banking-US—1.09%
250	Wachovia Bank N.A. (Charlotte)	03/01/07	5.363	250,000

Brokerage—2.06%
300	Merrill Lynch & Co., Inc.	04/19/07	5.485	300,269

170	Morgan Stanley	04/27/07	5.485	170,099

				470,368

Finance-captive automotive—1.75%
400	Toyota Motor Credit Corp.	03/01/07	5.300	400,000

UBS Money Market Fund

Statement of net assets—February 28, 2007

Principal amount (000)		Maturity dates	Interest rates	Value

Short-term corporate obligations[2]—(concluded)

Finance-non captive consumer—1.10%
$250	HSBC Finance Corp.	05/10/07	5.400%	$250,033

Total short-term corporate obligations
(cost—$2,120,748)				2,120,748

Repurchase agreements—38.67%

8,800	Repurchase agreement dated 02/28/07 with Deutsche Bank Securities, Inc., collateralized by $8,960,000 Federal Home Loan Bank obligations, 5.600% due 03/03/25; (value—$8,977,134); proceeds: $8,801,300	03/01/07	5.320	8,800,000

27	Repurchase agreement dated 02/28/07 with State Street Bank & Trust Co., collateralized by $19,839 US Treasury Bonds, 8.875% due 08/15/17 and $795 US Treasury Notes, 3.375% due 10/15/09;(value—$27,597); proceeds: $27,004	03/01/07	4.900	27,000

Total repurchase agreements (cost—$8,827,000)				8,827,000

Total investments (cost—$22,776,083 which approximates cost for federal income tax purposes)—99.78%				22,776,083

Other assets in excess of liabilities—0.22%				49,178

Net assets (applicable to 20,461,354; 521,288 and 1,834,758 shares of common stock outstanding of Class A,Class B and Class C, respectively, each equivalent to $1.00 per share)—100.00%				$22,825,261

1	Interest rates shown are the discount rates at date of purchase.
2	Variable rate securities. The maturity dates reflect earlier of reset dates or stated maturity dates. The interest rates shown are the current rates as of February 28, 2007 and reset periodically.
3	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 3.29% of net assets as of February 28, 2007, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

UBS Money Market Fund

Statement of net assets—February 28, 2007

Issuer breakdown by country of origin (unaudited)

Percentage of total investments

United States	86.6%

United Kingdom	4.4

Japan	2.9

Ireland	2.6

Australia	2.2

France	1.3

Total	100.0%

Weighted average maturity—53 days

See accompanying notes to financial statements

UBS Money Market Fund

Understanding your Fund’s expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable), including contingent deferred sales charges; and (2) ongoing costs, including management fees, service and/or distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2006 to February 28, 2007.

Actual expenses
The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as contingent deferred sales charges. Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

UBS Money Market Fund

Understanding your Fund’s expenses (unaudited) (concluded)

		Beginning account value September 1, 2006	Ending account value February 28, 2007	Expenses paid during period* 09/01/06 to 02/28/07

Class A	Actual	$1,000.00	$1,022.00	$4.76

	Hypothetical (5% annual return before expenses)	1,000.00	1,020.08	4.76

Class B	Actual	1,000.00	1,019.50	7.26

	Hypothetical (5% annual return before expenses)	1,000.00	1,017.60	7.25

Class C	Actual	1,000.00	1,019.50	7.26

	Hypothetical (5% annual return before expenses)	1,000.00	1,017.60	7.25

*	Expenses are equal to the Fund’s annualized net expense ratios: Class A: 0.95%; Class B: 1.45%; and Class C: 1.45%, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

UBS Money Market Fund

Statement of operations

For the year ended February 28, 2007

Investment income:
Interest	$1,080,876

Expenses:
Investment advisory and administration fees	102,804

Professional fees	78,306

Service fees—Class A	43,666

Service and distribution fees—Class B	9,112

Service and distribution fees—Class C	14,097

State registration fees	38,601

Transfer agency and related services fees—Class A	21,422

Transfer agency and related services fees—Class B	2,135

Transfer agency and related services fees—Class C	3,751

Reports and notices to shareholders	26,317

Directors’ fees	14,978

Custody and accounting fees	2,879

Other expenses	19,038

377,106

Less: Fee waivers and/or expense reimbursements by investment advisor	(115,825)

Net expenses	261,281

Net investment income/net increase in net assets resulting from operations	$819,595

See accompanying notes to financial statements

UBS Money Market Fund

Statement of changes in net assets

	For the years ended February 28,

	2007	2006

From operations:
Net investment income	$819,595	$264,412

Net realized loss from investment activities	—	(6)

Net increase in net assets resulting from operations	819,595	264,406

Dividends to shareholders from:
Net investment income–Class A	(715,382)	(198,115)

Net investment income–Class B	(39,313)	(39,934)

Net investment income–Class C	(64,900)	(26,363)

	(819,595)	(264,412)

Net increase (decrease) in net assets from capital share transactions	8,992,301	(8,169,328)

Capital contribution	—	5,604

Net increase (decrease) in net assets	8,992,301	(8,163,730)

Net assets:
Beginning of year	13,832,960	21,996,690

End of year	$22,825,261	$13,832,960

Accumulated undistributed net investment income	$—	$—

See accompanying notes to financial statements

UBS Money Market Fund

Financial highlights

Selected data for a share of capital stock outstanding throughout each year is presented below:

		Class A

	For the years ended February 28 or 29,

	2007	2006	2005	2004	2003

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.039	0.017	0.006	0.007	0.007

Net realized gains (losses) from investment activities	—	(0.000)[1]	—	0.000 [1]	—

Dividends from net investment income	(0.039)	(0.017)	(0.006)	(0.007)	(0.007)

Distributions from net realized gains from investment activities	—	—	(0.000)[1]	—	—

Total dividends and distributions	(0.039)	(0.017)	(0.006)	(0.007)	(0.007)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total investment return[2]	3.92%	1.72%	0.62%	0.67%	0.66%

Ratios/supplemental data:
Net assets, end of year (000’s)	$20,469	$10,380	$12,912	$15,396	$27,185

Expenses to average net assets, net of fee waivers and/or expense reimbursements by advisor	1.17%	1.86%	0.98%	0.46%	1.01%

Expenses to average net assets, before fee waivers and/or expense reimbursements by advisor	1.74%	1.86%	1.63%	1.23%	1.21%

Net investment income to average net assets	4.10%	1.69%	0.61%	0.67%	0.66%

1	Amount of net realized gain (loss) or distribution paid represents less than $0.0005 per share.
2	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

See accompanying notes to financial statements

Class B

For the years ended February 28 or 29,

2007	2006	2005	2004	2003

$1.00	$1.00	$1.00	$1.00	$1.00

0.034	0.012	0.001	0.001	0.002

—	(0.000)[1]	—	0.000 [1]	—

(0.034)	(0.012)	(0.001)	(0.001)	(0.002)

—	—	(0.000)[1]	—	—

(0.034)	(0.012)	(0.001)	(0.001)	(0.002)

$1.00	$1.00	$1.00	$1.00	$1.00

3.41%	1.21%	0.12%	0.15%	0.16%

$521	$1,744	$6,422	$13,227	$36,948

1.92%	2.33%	1.41%	0.98%	1.49%

2.36%	2.33%	2.09%	1.74%	1.69%

3.24%	1.02%	0.12%	0.14%	0.15%

UBS Money Market Fund

Financial highlights

Selected data for a share of capital stock outstanding throughout each year is presented below:

	Class C

	For the years ended February 28 or 29,

	2007	2006	2005	2004	2003

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.033	0.012	0.001	0.001	0.002

Net realized gains (losses) from investment activities	—	(0.000)[1]	—	0.000 [1]	—

Dividends from net investment income	(0.033)	(0.012)	(0.001)	(0.001)	(0.002)

Distributions from net realized gains from investment activities	—	—	(0.000)[1]	—	—

Total dividends and distributions	(0.033)	(0.012)	(0.001)	(0.001)	(0.002)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total investment return[2]	3.40%	1.19%	0.10%	0.10%	0.15%

Ratios/supplemental data:
Net assets, end of year (000’s)	$1,835	$1,709	$2,663	$5,179	$11,319

Expenses to average net assets, net of fee waivers and/or expense reimbursements by advisor	1.78%	2.40%	1.44%	1.02%	1.52%

Expenses to average net assets, before fee waivers and/or expense reimbursements by advisor	2.36%	2.40%	2.11%	1.79%	1.71%

Net investment income to average net assets	3.45%	1.19%	0.10%	0.10%	0.15%

1	Amount of net realized gain (loss) or distribution paid represents less than $0.0005 per share.
2	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

See accompanying notes to financial statements

UBS Money Market Fund

Notes to financial statements

Organization and significant accounting policies
UBS Master Series, Inc. (“Master Series”) was incorporated in Maryland on October 29, 1985 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end series investment company which currently offers one series, which is diversified: UBS Money Market Fund (the “Fund”). The Fund’s investment objective is to provide maximum current income consistent with liquidity and conservation of capital.

The Fund currently offers Class A, Class B and Class C shares. Each class represents interests in the same assets of the Fund and the classes are identical except for differences in their sales charge structure, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance, which varies depending upon the amount invested. All classes of shares have equal voting privileges, except that each class has exclusive voting rights with respect to its service and/or distribution plan. All classes of shares may be obtained only through an exchange of shares of the corresponding class of other funds for which UBS Global Asset Management (US) Inc. or certain of its affiliates serve as principal underwriter.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—Investments are valued at amortized cost, unless the Fund’s Board of Directors (the “Board”) determines that this does not represent fair value. Periodic review and monitoring of the

UBS Money Market Fund

Notes to financial statements

valuation of securities held by the Fund is performed in an effort to ensure that amortized cost approximates market value.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of February 28, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the statement of operations for a fiscal period.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (Americas) Inc.

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains

UBS Money Market Fund

Notes to financial statements

and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region.

Investment advisor and administrator
UBS Global Asset Management (US) Inc. (“UBS Global AM—US”) served as the Fund’s investment advisor and administrator until April 1, 2006. On April 1, 2006, the Fund’s Investment Advisory and Administration Contract (“Advisory Contract”) was transferred from UBS Global AM—US to UBS Global Asset Management (Americas) Inc. (“UBS Global AM—Americas”).

The transfer of the Advisory Contract between sister companies occurred in connection with an internal reorganization involving UBS Global AM—US and UBS Global AM—Americas. Master Series’ Board of Directors approved the transfer of the Advisory Contract effective April 1, 2006. All of the personnel of UBS Global AM—US who previously provided investment advisory services to the Fund continue to provide investment advisory services to the Fund as employees of UBS Global AM—Americas. UBS Global AM—Americas has the same contractual rights and

UBS Money Market Fund

Notes to financial statements

responsibilities under the Advisory Contract as those previously held by UBS Global AM—US. UBS Global AM—US and UBS Global AM—Americas are both indirect wholly owned subsidiaries of UBS AG. UBS Global AM—US continues to serve as the Fund’s principal underwriter. In accordance with the Advisory Contract, the Fund pays UBS Global AM—Americas an investment advisory and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets. At February 28, 2007, the Fund owed UBS Global AM—Americas $9,068 for investment advisory and administration fees.

Effective June 19, 2006, UBS Global AM—Americas has voluntarily undertaken to waive a portion of its investment advisory and administration fees and/or reimburse expenses so that the Fund’s total ordinary annual operating expenses through June 30, 2007 (excluding certain items such as taxes and extraordinary items) will be as follows: Class A, 0.95%; Class B, 1.45%; and Class C, 1.45%. For the period from June 19, 2006 through February 28, 2007, UBS Global AM—Americas voluntarily waived investment advisory and administration fees and/or reimbursed expenses totaling $115,825. At February 28, 2007, UBS Global AM—Americas owed the Fund $30,077 for fee waivers and/or expense reimbursements.

Additional information regarding compensation to affiliate of a board member
Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended February 28, 2007, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $15,709,980. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund’s investment advisor, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

UBS Money Market Fund

Notes to financial statements

Service and distribution plans
 UBS Global AM—US is the principal underwriter of the Fund’s shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Fund pays UBS Global AM—US monthly service fees at the annual rate of 0.25% of the average daily net assets of each class of shares and monthly distribution fees at an annual rate of 0.50% of the average daily net assets of Class B and Class C shares. At February 28, 2007, the Fund owed UBS Global AM—US $5,290 for distribution and service fees.

UBS Global AM—US also receives the proceeds of the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares. UBS Global AM—US has informed the Fund that for the year ended February 28, 2007, it earned $0, $3,302 and $863 in deferred sales charges on Class A, Class B and Class C shares, respectively.

Transfer agency and related services fees
UBS Financial Services Inc. provides transfer agency related services to the Fund pursuant to a delegation of authority from PFPC, Inc. (“PFPC”), the Fund’s transfer agent, and is compensated for these services by PFPC, not the Fund.

For the year ended February 28, 2007, UBS Financial Services, Inc. received from PFPC, not the Fund, $15,698 of the total transfer agency and related services fees paid by the Fund to PFPC.

Securities lending
The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS Financial Services Inc., an indirect wholly owned subsidiary of UBS AG, and other

UBS Money Market Fund

Notes to financial statements

affiliated broker-dealers have been approved as borrowers under the Fund’s securities lending program. UBS Securities LLC is the Fund’s lending agent. The Fund did not loan any securities during the year ended February 28, 2007.

Other liabilities and components of net assets
At February 28, 2007, the Fund had the following liabilities outstanding:

Payable for shares repurchased	$67

Dividends payable to shareholders	5,487

Other accrued expenses*	77,317

* Excludes investment advisory and administration fees and service and distribution fees.

At February 28, 2007, the components of net assets were as follows:

Accumulated paid in capital	$22,819,470

Accumulated net realized gain from investment activities	5,791

Net assets	$22,825,261

Federal tax status
The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Fund during the fiscal year ended February 28, 2007 and the fiscal year ended February 28, 2006 was ordinary income.

At February 28, 2007, the components of accumulated net earnings on a tax basis were undistributed ordinary income of $11,284 and accumulated realized capital and other losses of $6.

At February 28, 2007, the Fund has a net capital loss carryforward of $6. This loss carryforward is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains and will expire February 28, 2015. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed.

UBS Money Market Fund

Notes to financial statements

On July 13, 2006, FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Based on the Securities and Exchange Commission’s announcement on December 22, 2006, the implementation of FIN 48 must be incorporated into accounting practices no later than the last business day that occurs in the period covered by the Fund’s August 31, 2007 semiannual report. Management continues to evaluate the application of FIN 48 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Capital contribution from predecessor investment advisor and administrator
On November 10, 2005, the Fund recorded a capital contribution from UBS Global AM—US in the amount of $5,604. This amount was paid in order to reduce a deviation of Class B’s net asset value from $1.00 per share as a result of large Class B share redemptions. The contribution was not required in order to maintain the stable net asset value per share but was made to reduce the risk of future issues.

UBS Money Market Fund

Notes to financial statements

Capital stock
There are 10 billion shares of $0.001 par value common stock authorized for Master Series, of which 1 billion are allocated to the Fund as follows: 330 million shares each of Class A and Class B common stock and 340 million shares of Class C common stock. Transactions in shares of common stock, at $1.00 per share, were as follows:

	Class A		Class B

	For the year ended February 28, 2007	For the year ended February 28, 2006	For the year ended February 28, 2007	For the year ended February 28, 2006

Shares exchanged into Fund	18,998,886	4,377,281	1,112,960	951,134

Shares repurchased or exchanged out of Fund	(10,357,653)	(10,172,713)	(1,295,931)	(2,587,735)

Shares converted from Class B to Class A	1,073,916	3,078,964	(1,073,916)	(3,078,964)

Dividends reinvested	374,407	184,065	33,926	32,825

Net increase (decrease) in shares outstanding	10,089,556	(2,532,403)	(1,222,961)	(4,682,740)

	Class C

	For the year ended February 28, 2007	For the year ended February 28, 2006

Shares exchanged into Fund	1,676,465	1,438,654

Shares repurchased or exchanged out of Fund	(1,612,252)	(2,416,863)

Dividends reinvested	61,493	24,024

Net increase (decrease) in shares outstanding	125,706	(954,185)

UBS Money Market Fund

Report of Ernst & Young LLP, Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
UBS Money Market Fund

We have audited the accompanying statement of net assets of UBS Money Market Fund (the sole fund comprising UBS Master Series, Inc.) (the “Fund”), as of February 28, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2007 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Money Market Fund at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
April 17, 2007

UBS Money Market Fund

General information (unaudited)

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

(This page has been left blank intentionally)

UBS Money Market Fund

Supplemental information (unaudited)

Board of Directors & Officers
The Fund is governed by a Board of Directors which oversees the Fund’s operations. Each director serves an indefinite term of office. Officers are appointed by the directors and serve at the pleasure of the Board. The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director and officer of the Fund, the director’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

The Fund’s Statement of Additional Information contains additional information about the directors and is available, without charge, upon request by calling 1-800-647 1568.

Interested Director
Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	Fund	time served	during past 5 years

Meyer Feldberg††; 65 Morgan Stanley 1585 Broadway 33rd Floor New York, NY 10036	Director	Since 1990	Professor Feldberg is Dean Emeritus and Sanford Bernstein Professor of Leadership and Ethics at Columbia Business School, although on a two year leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).

UBS Money Market Fund

Supplemental information (unaudited)

Number of
portfolios in fund complex	Other directorships
overseen by director	held by director

Professor Feldberg is a director or trustee of 29 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Federated Department Stores, Inc. (operator of department stores), Revlon, Inc. (cosmetics), and SAPPI, Ltd. (producer of paper).

UBS Money Market Fund

Supplemental information (unaudited)

Independent Directors
Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	Fund	time served	during past 5 years

Richard Q. Armstrong; 71 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Director and Chairman of the Board of Directors	Since 1996 (Director) Since 2004 (Chairman of the Board of Directors)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995).

Alan S. Bernikow; 66 c/o Deloitte & Touche 1633 Broadway New York, NY 10019	Director	Since 2005	Mr. Bernikow is a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (since June 2003). Previously, he was Deputy Chief Executive Officer at Deloitte & Touche.

Richard R. Burt; 60 1275 Pennsylvania Ave., N.W. Washington, D.C. 20004	Director	Since 1996	Mr. Burt is a senior advisor to Kissinger McLarty Associates (a law firm) (since April 2007) and chairman of IEP Advisors (international investments and consulting firm). Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).

Bernard H. Garil; 66 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2005	Mr. Garil is retired (since 2001). He was a Managing Director at PIMCO Advisory Services (from 1999 to 2001) where he served as President of closed-end funds and Vice-President of the variable insurance product funds advised by OpCap Advisors (until 2001).

Heather R. Higgins; 47 255 E.49th St., Suite 23D New York, NY 10017	Director	Since 2005	Ms. Higgins is the President and Director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman), the Philanthropy Roundtable (vice chairman) and the Hoover Institution (executive committee).

UBS Money Market Fund

Supplemental information (unaudited)

Number of
portfolios in fund complex	Other directorships
overseen by director	held by director

Mr. Armstrong is a director or trustee of 16 investment companies (consisting of 36 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Mr. Bernikow is a director or trustee of 16 investment companies (consisting of 36 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear).

Mr. Burt is a director or trustee of 16 investment companies (consisting of 36 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of The Central European Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc., IGT, Inc. (provides technology to gaming and wagering industry) and The Protective Group, Inc. (produces armor products).

Mr. Garil is a director or trustee of 16 investment companies (consisting of 36 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Ms. Higgins is a director or trustee of 16 investment companies (consisting of 36 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

UBS Money Market Fund

Supplemental information (unaudited)

Officers
		Term of	Principal occupation(s)
	Position(s)	office† and	during past 5 years;
Name, address,	held with	length of	number of portfolios in fund complex
and age	Fund	time served	for which person serves as officer

Joseph Allessie*; 41	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an Executive Director (since 2007) and deputy general counsel (since 2005)at UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, “UBS Global AM—Americas region”). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Rose Ann Bubloski*; 38	Vice President and Assistant Treasurer	Since 2006	Ms. Bubloski is an associate director (since 2003) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region, with which she has been employed since 1994. Ms. Bubloski is vice president and assistant treasurer of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS Money Market Fund

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s)
	Position(s)	office† and	during past 5 years;
Name, address,	held with	length of	number of portfolios in fund complex
and age	Fund	time served	for which person serves as officer

Thomas Disbrow*; 41	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007) (prior to which he was a director (since 2001)) and head of the US mutual fund treasury administration department (since 2006) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Michael J. Flook*; 42	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS Money Market Fund

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s)
	Position(s)	office† and	during past 5 years;
Name, address,	held with	length of	number of portfolios in fund complex
and age	Fund	time served	for which person serves as officer

Mark F. Kemper**; 49	Vice President and Secretary	Since 2004	Mr. Kemper is general counsel of UBS Global Asset Management—Americas region (since 2004). Mr. Kemper also is a managing director of UBS Global Asset Management—Americas region (since 2006). He was deputy general counsel of UBS Global Asset Management (Americas) Inc. (“UBS Global AM—Americas”) from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993. Mr. Kemper is secretary of UBS Global AM—Americas region (since 2004). Mr. Kemper is vice president and secretary of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joanne M. Kilkeary*; 39	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is an associate director (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS Money Market Fund

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s)
	Position(s)	office† and	during past 5 years;
Name, address,	held with	length of	number of portfolios in fund complex
and age	Fund	time served	for which person serves as officer

Tammie Lee*; 36	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Michael H. Markowitz**; 42	Vice President	Since 2001	Mr. Markowitz is a managing director (since 2004), portfolio manager and head of US short duration fixed income (since 2003) of UBS Global AM—Americas region. Mr. Markowitz is a vice president of five investment companies (consisting of 24 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS Money Market Fund

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s)
	Position(s)	office† and	during past 5 years;
Name, address,	held with	length of	number of portfolios in fund complex
and age	Fund	time served	for which person serves as officer

Joseph McGill*; 44	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel, J.P. Morgan Investment Management (from 1999–2003). Mr. McGill is a vice president and chief compliance officer of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Nancy Osborn*; 40	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an Assistant Vice President with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment, sub-advisor or manager.

UBS Money Market Fund

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s)
	Position(s)	office† and	during past 5 years;
Name, address,	held with	length of	number of portfolios in fund complex
and age	Fund	time served	for which person serves as officer

Eric Sanders*; 41	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Andrew Shoup*; 50	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and senior member of the Global Treasury Administration department of UBS Global AM—Americas region (since July 2006). Prior to joining UBS Global AM—Americas region, he was Chief Administrative Officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a Vice President of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS Money Market Fund

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s)
	Position(s)	office† and	during past 5 years;
Name, address,	held with	length of	number of portfolios in fund complex
and age	Fund	time served	for which person serves as officer

Kai R. Sotorp**; 48	President	Since 2006	Mr. Sotorp is the Head of the Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Prior to his current role, Mr. Sotorp was Head of UBS Global Asset Management—Asia Pacific (2002–2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; Head of UBS Global Asset Management (Japan) Ltd. (2001–2004); Representative Director and President of UBS Global Asset Management (Japan) Ltd.(2000–2004); and member of the board of Mitsubishi Corp.—UBS Realty Inc. (2000–2004). Mr. Sotorp is President of 20 investment companies (consisting of 93 portfolios) for which UBS Global Asset Management—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS Money Market Fund

Supplemental information (unaudited)

Officers (concluded)
		Term of	Principal occupation(s)
	Position(s)	office† and	During past 5 years;
Name, address,	held with	length of	number of portfolios in fund complex
and age	Fund	time served	for which person serves as officer

Keith A. Weller*; 45	Vice President and Assistant Secretary	Since 1995	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

*	This person’s business address is 51 West 52nd Street, New York, New York 10019-6114.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.
†	Each director holds office for an indefinite term. Each director who has attained the age of seventy-four (74) years will be subject to retirement on the last day of the month in which he or she attains such age. Officers are appointed by the directors and serve at the pleasure of the Board.
††	Professor Feldberg is deemed an “interested person” of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

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Directors
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt

Principal Officers
Kai R. Sotorp	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper	Michael H. Markowitz
Vice President and Secretary	Vice President

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Principal Underwriter
UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

© 2007 UBS Global Asset Management (Americas) Inc. All rights reserved.

PRESORTED STANDARD U.S. POSTAGE PAID COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
For the fiscal years ended February 28, 2007 and February 28, 2006, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $30,200 and $29,200, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:
In each of the fiscal years ended February 28, 2007 and February 28, 2006, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,773 and $3,712, respectively.

Fees included in the audit-related fees category are those associated with (1) the reading and providing of comments on the 2006 and 2005 semiannual financial statements and (2) review of the consolidated 2005 and 2004 reports on the profitability of the UBS Funds to UBS Global Asset Management (US) Inc. and its affiliates to assist the board members in their annual advisory/administration contract and service/distribution plan reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:
In each of the fiscal years ended February 28, 2007 and February 28, 2006, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $15,450 and $7,600, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:
In each of the fiscal years ended February 28, 2007 and February 28, 2006, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures:
The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004 - with revisions through November 6, 2006)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding preapproval policies and procedures:

The [audit ]Committee shall:

. . .

2.	Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).
_______________

[1] The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)	(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended February 28, 2007 and February 28, 2006 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended February 28, 2007 and February 28, 2006 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended February 28, 2007 and February 28, 2006 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended February 28, 2007 and February 28, 2006 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended February 28, 2007 and February 28, 2006 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended February 28, 2007 and February 28, 2006 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended February 28, 2007, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)	For the fiscal years ended February 28, 2007 and February 28, 2006, the aggregate fees billed by E&Y of $1,970,835 and $1,753,451, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2007	2006
Covered Services	$19,223	$11,312
Non-Covered Services	1,951,612	1,742,139

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management (Americas) Inc., 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment

Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is incorporated by reference herein from Exhibit EX-99.CODE ETH to the registrant’s Report on Form N-CSR filed May 7, 2004 (Accession Number: 0001047469-04-016409)(SEC File No. 811-04448).

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons - not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Master Series Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	May 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	May 7, 2007

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	May 7, 2007